                        WFS FINANCIAL 2004-1 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class A-1




Original Principal Balance                                        222,000,000.00



                                                                                                                          PER $1000
                                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                   BALANCE
              Principal Amount of Notes as of Prior Distribution Date                               0.00                    0.000000

              Principal Amount of Notes as of Current Distribution Date                             0.00                    0.000000

                                         Pool Factor                                            0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                       0.00                                         0.000000
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                              0.00                                         0.000000

              Interest Distribution Amount                                     0.00                                         0.000000
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,153,004,936.47

              Overcollateralization Amount                            70,987,650.99

              Servicing Fee                                            1,250,130.00                                         0.833420

              Spread Account                                          11,530,049.36
              Net Change in Spread Account                              (471,199.46)

              Net Collections                                         56,898,575.86

              Aggregate Principal Balance of Delinquent Contracts      4,948,640.15

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class A-2



Original Principal Balance                                        555,000,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     439,511,067.12                  791.911833

              Principal Amount of Notes as of Current Distribution Date                   401,376,895.09                  723.201613

                                         Pool Factor                                            0.723202

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             38,134,172.03                                        68.710220
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                    38,134,172.03                                        68.710220

              Principal Distribution Amount                           38,134,172.03                                        68.710220
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 553,051.43                                         0.996489
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        553,051.43                                         0.996489

              Interest Distribution Amount                               553,051.43                                         0.996489
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                   BA9 - SUM OF(4:6)
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL
              Aggregate Principal Balance                          1,153,004,936.47

              Overcollateralization Amount                            70,987,650.99

              Servicing Fee                                            1,250,130.00                                         0.833420

              Spread Account                                          11,530,049.36
              Net Change in Spread Account                              (471,199.46)

              Net Collections                                         56,898,575.86

              Aggregate Principal Balance of Delinquent Contracts      4,948,640.15

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class A-3



Original Principal Balance                                        200,000,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     200,000,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                   200,000,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 365,000.00                                         1.825000
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        365,000.00                                         1.825000

              Interest Distribution Amount                               365,000.00                                         1.825000
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                        PER $1000
                                                                                                                        AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,153,004,936.47

              Overcollateralization Amount                            70,987,650.99

              Servicing Fee                                            1,250,130.00                                         0.833420

              Spread Account                                          11,530,049.36
              Net Change in Spread Account                              (471,199.46)

              Net Collections                                         56,898,575.86

              Aggregate Principal Balance of Delinquent Contracts      4,948,640.15

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class A-4



Original Principal Balance                                        331,750,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     331,750,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                   331,750,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 776,847.92                                         2.341667
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        776,847.92                                         2.341667

              Interest Distribution Amount                               776,847.92                                         2.341667
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,153,004,936.47

              Overcollateralization Amount                            70,987,650.99

              Servicing Fee                                            1,250,130.00                                         0.833420

              Spread Account                                          11,530,049.36
              Net Change in Spread Account                              (471,199.46)

              Net Collections                                         56,898,575.86

              Aggregate Principal Balance of Delinquent Contracts      4,948,640.15

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class B-1



Original Principal Balance                                         56,250,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      52,329,556.92                  930.303234

              Principal Amount of Notes as of Current Distribution Date                    48,310,906.83                  858.860566

                                         Pool Factor                                            0.858861

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount              4,018,650.09                                        71.442668
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                     4,018,650.09                                        71.442668

              Principal Distribution Amount                            4,018,650.09                                        71.442668
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 102,042.64                                         1.814091
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        102,042.64                                         1.814091

              Interest Distribution Amount                               102,042.64                                         1.814091
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,153,004,936.47

              Overcollateralization Amount                            70,987,650.99

              Servicing Fee                                            1,250,130.00                                         0.833420

              Spread Account                                          11,530,049.36
              Net Change in Spread Account                              (471,199.46)

              Net Collections                                         56,898,575.86

              Aggregate Principal Balance of Delinquent Contracts      4,948,640.15

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class C-1



Original Principal Balance                                         63,750,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      63,750,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                    54,767,734.49                  859.101717

                                         Pool Factor                                            0.859102

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount              8,982,265.51                                       140.898283
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                     8,982,265.51                                       140.898283

              Principal Distribution Amount                            8,982,265.51                                       140.898283
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 132,281.25                                         2.075000
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        132,281.25                                         2.075000

              Interest Distribution Amount                               132,281.25                                         2.075000
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,153,004,936.47

              Overcollateralization Amount                            70,987,650.99

              Servicing Fee                                            1,250,130.00                                         0.833420

              Spread Account                                          11,530,049.36
              Net Change in Spread Account                              (471,199.46)

              Net Collections                                         56,898,575.86

              Aggregate Principal Balance of Delinquent Contracts      4,948,640.15

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class D-1



Original Principal Balance                                         48,750,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      48,750,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                    45,811,749.07                  939.728186

                                         Pool Factor                                            0.939728

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount              2,938,250.93                                        60.271814
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                     2,938,250.93                                        60.271814

              Principal Distribution Amount                            2,938,250.93                                        60.271814
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 128,781.25                                         2.641667
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        128,781.25                                         2.641667

              Interest Distribution Amount                               128,781.25                                         2.641667
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,153,004,936.47

              Overcollateralization Amount                            70,987,650.99

              Servicing Fee                                            1,250,130.00                                         0.833420

              Spread Account                                          11,530,049.36
              Net Change in Spread Account                              (471,199.46)

              Net Collections                                         56,898,575.86

              Aggregate Principal Balance of Delinquent Contracts      4,948,640.15

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================